UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 28, 2005

                         Callisto Pharmaceuticals, Inc.
             (Exact name of registrant as specified in its charter)


          Delaware                        001-32325              13-3894575
(State or other jurisdiction             (Commission            IRS Employer
of incorporation or organization)        File Number)        Identification No.)

                        420 Lexington Avenue, Suite 1609
                            New York, New York 10170
                    (Address of principal executive offices)

Registrant's telephone number, including area code: (212) 297-0010

          (Former name or former address, if changed since last report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [_] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

       On March 28, 2005, Callisto Pharmaceuticals, Inc. (the "Company") entered into an Employment Agreement with Pamela Harris, M.D., F.A.C.P., its Chief Medical Officer. A copy of the Employment Agreement is attached hereto as
Exhibit 4.1 and is incorporated herein by reference.

       Pursuant to the Employment Agreement, the Company will employ Dr. Harris for a period of 1 year commencing March 28, 2005 which will be automatically renewed for successive 1 year periods until written notice not to renew is delivered by either the Company or Dr. Harris. Dr. Harris will be paid an annual base salary of $220,000 ("Base Salary"). In addition, Dr. Harris will be eligible to earn an annual cash bonus of up to $20,000 based on meeting performance objectives and bonus criteria.

       Dr. Harris will be granted an aggregate 200,000 incentive stock options pursuant to the Company's stock option plan with an exercise price of $1.54 per share. 100,000 of such options will vest pursuant to the following schedule:
30,000 options will vest on March 28, 2006; 30,000 options will vest on March 28, 2007; and 40,000 options will vest on March 28, 2008. The remaining 100,000 options will vest pursuant to the following schedule: 30,000 options will vest upon the successful completion of a Phase IIb clinical trial for Atiprimod or a comparable clinical trial involving another Company drug candidate, other than Atiprimod or Annamycin; 30,000 options will vest upon the successful completion of a Phase IIb clinical trial for Annamycin; and 40,000 options will vest upon the successful completion of a Phase III clinical trial for Annamycin.

       During the term of her employment and for a period thereafter, Dr. Harris will be subject to non-competition and non-solicitation provisions, subject to standard exceptions.

ITEM. 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.

         On March 28, 2005, Pamela Harris was appointed as Chief Medical Officer of the Company. From March 2004 to March 2005, Dr. Harris was Team Leader/ Senior Medical Director for Pfizer, Inc. From May 2003 to January 2004, Dr. Harris was a Clinical Science Team Leader/Consultant with Hoffman-La Roche Pharmaceuticals and from December 2003 to April 2003, she was interim Director of Clinical Research for Nabi Biopharmaceuticals. From 1999 to 2002, Dr. Harris was Director, Clinical Research for Wyeth.

         The information set forth in Item 1.01 above is incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits.

         4.1 Employment Agreement dated March 28, 2005 between the Company and Pamela Harris.

         99.1  Press Release dated March 29, 2005.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 30, 2005


                                            CALLISTO PHARMACEUTICALS, INC.



                                            By:  /s/ GARY S. JACOB
                                                 ------------------------
                                                 Gary S. Jacob, Ph.D.
                                                 Chief Executive Officer















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